LEASE

THIS LEASE made as of the Lease Date by and between Landlord and Tenant.

                              W I T N E S S E T H:
                              --------------------

                                   ARTICLE I
                                 TERMS/PREMISES
                                 --------------
Section 1.01 Terms.

Landlord Name
and Address:        Bernadette Castro
                    95 Forest Avenue
                    Locust Valley, New York 11560

Tenant Name
and Address:        Imagica Entertainment, Inc.
                    1518 S.W. 12th Avenue
                    Ocala, Florida

Tenant Trade Name:  Imagica Entertainment

Permitted Use:      Warehouse/Fabrication of banners for promotional events

Tenant Tax I.D.
Number              59-2762999

Premises:           1420 S.W. 12th Avenue,  Ocala Florida,  as more particularly described on Exhibit A attached hereto

Lease Date:         Commencement Date

Commencement Date:  Effective Date

Rental
Commencement Date:  The  earlier  of (a) the  date  the  tenant  shall  open for business or obtain a Certificate of Occupancy or business license (b) after receipt of construction permit, or (c) after the date of this lease (d) 90 days from lease signing.

Lease Expiration
Date: December 31, 2014, subject to earlier termination and Tenant's option to extend the term as set out below

Rent:               See Schedule "A" attached

Initial Security
Deposit             $7,000.00

Broker              None

Section 1.02 Premises.

     In consideration of the rents, covenants and agreements made by Tenant, Landlord leases to Tenant the Premises.

Section 1.03 Terms and Commencement.

     (a) The term of this Lease shall commence on the Commencement Date. The term of this Lease shall end on the Lease Expiration Date without any further notice.

                                   ARTICLE II
                                      RENT
                                      ----

Section 2.01 Payment of Rent.

     Tenant shall pay to Landlord, Minimum Rent in equal monthly installments, in advance on the first day of each and every calendar month as provided in Schedule "A". Tenant hereby covenants and agrees to pay to Landlord "Minimum Rent", and other charges, as herein provided which are deemed rent hereunder and collectively herein called "Rent", without any prior demand, deduction or setoff whatsoever. Rent shall be paid to the Landlord, at Landlord's Address, or at such other place or person as may be designated in writing from time to time by Landlord. Minimum Rent shall adjust as set out herein on each anniversary of the Rental Commencement Date.

     Any payment not received by Landlord by the date it is due shall be considered late and a default of the terms hereof.

     If Rent is not received by Landlord by ten (10) days after it is due, it shall be subject to an automatic late charge of 10% of such Rent. After default, all such charges, along with the late Rent, shall be paid in the form of a cashier's check, certified check or money order. Acceptance of the Rent or any portion thereof without the automatic late charge shall not constitute a waiver of such charges. The payments set out herein are compensation to the Landlord for risk and effort relating to failure to make timely payment by Tenant and are not interest. In addition to the payments set out herein any amount due from Tenant to Landlord hereunder which is not paid when due shall bear interest at the highest rate of interest allowed by law (but not to exceed eighteen percent per annum) from the date due until paid unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease.

     If Tenant's Rent check is returned for any reason, any applicable late charge shall continue to accrue and Tenant shall be in default of its obligations hereunder. Landlord's attempt to redeposit a returned check shall not be a waiver of the default resulting from the returned check and payment shall be deemed received when the check is accepted for payment. Returned checks must be redeemed by cashier's check or money order. In the event more than two
(2) Rent checks are returned, in any 12 month period, then the next 12 Rent payments must be paid by cashier's check, certified check or money order.

     The first rental payment date shall be due on the Rental Commencement Date. If the Rental Commencement Date is a day other than the first day of the calendar month, then Tenant shall pay on the first payment date a pro rata portion of the fixed Minimum Rent and Additional Rent prorated on per diem basis with respect to the fractional calendar month.

Section 2.02 Security Deposit.

     Landlord acknowledges receipt from Tenant of the Initial Security Deposit.

     Tenant agrees to execute such documents as reasonably requested by Landlord to perfect such interest. Tenant shall deliver to Landlord on or before the Rental Commencement Date a Security Deposit in the amount of $300,000 (the "Additional Security Deposit"). The Initial Security Deposit and any additional Security Deposit delivered to Landlord hereunder shall, without interest, be refunded to Tenant after termination of this Lease, Landlord, at its sole option, may apply all or part of such Security Deposit to cure any default. Tenant shall promptly restore any deficiency in the Security Deposit. Tenant waives the benefit of any law requiring the Security Deposit to be held in escrow or in trust, and the Security Deposit may be commingled with Landlord's other fund.

     Notwithstanding anything to the contrary contained herein Tenant shall not be required to deliver to Landlord the Additional Security Deposit if on or before the Rental Commencement Date, Tenant delivers to Landlord evidence that it has spent in excess of $300,000 on Building Improvements as hereinafter defined and that all Building Improvements have been paid for in full. Land1ord acknowledges a portion of $300,000 will be paid by Landlords funds pursuant to a separate agreement between Landlord and Tenant.

     Provided, Tenant shall have made all payments and performed all its obligations as set out herein, the Security Deposit, without interest, shall be refunded to Tenant after termination of this Lease. Landlord, at its sole option, may apply all or part of such Security Deposit to cure any default. Tenant shall promptly restore any deficiency in the Security Deposit. Tenant waives the benefit of any law requiring the Security Deposit to be held in escrow or in trust, and the Security Deposit may be commingled with Landlord's other fund.

Section 2.03 Rent.

     All other amounts due Landlord by Tenant under this Lease shall be deemed Rent hereunder including without limitation any monies paid or any expenses incurred by Landlord in correction of any violation or any covenant of Tenant, the amounts paid or incurred shall be considered additional rent payable by Tenant with the first installment of rent thereafter to become due and payable, and may be collected or enforced as provided in this Lease.

Section 2.04 Sales Taxes.

     Tenant shall pay to Landlord or to the appropriate agency any and all sales, excise, transfer and other taxes (not including, however, Landlord's income taxes) levied, imposed or assessed by any taxing authority upon this Lease or Rent payable hereunder.

                                   ARTICLE III
                                      TAXES
                                      -----

Section 3.01. Personal Property Taxes.

     Tenant shall pay all personal property taxes levied by any federal, state, municipal or other authority ("governmental Authority") with respect to its property located on the Premises.

Section 3.02. Ad Valorem Taxes; Charges and Assessments; and Utility Charges.

     (a) In addition to the Minimum Rent referred to above, Tenant shall pay (and shall provide to Landlord written evidence of such payment) throughout the term of this Lease, as additional rent hereunder, before any fine, penalty, interest or cost may be added and taking full advantage of all discounts theretofore the non-payment thereof or on such earlier date as may be required by the holder of any mortgage secured by the Premises, but in any event by the due date thereof:

          (i) all ad valorem, levies, taxes (to the extent installments are allocable to the period during the term hereof), (to the extent such payments are required to be made in lieu of taxes), assessments, liens, licenses and permit fees, and charges for public utilities imposed, assessed or charged on or with respect to Landlord or the Premises by any Governmental authority or under any law, ordinance, or regulation of any governmental Authority ("Law"); and

          (ii) any assessments, charges, levies or other impositions imposed, assessed or charged on or with respect to Landlord or the Premises pursuant to the terms and provisions of any agreement, covenant, easement, restriction, declaration binding or effecting the Premises, or otherwise required by Governmental Authority (all such terms and provisions referred to in this subsection
               (ii) being herein collectively called "recorded agreements"); provided that Tenant shall not be obligated to perform under any agreements entered into by Landlord from and after the date hereof.

          (iii)All other charges, imports or burdens of whatever kind and nature under any Governmental or public power or authority whatsoever for services rendered to Tenant during the term hereof ("Utility Charges"), if, however, at any time during the term hereof, the methods of taxation prevailing at the Commencement Date shall be altered so that, by virtue of new legislation which either specifically provides or demonstrates by its legislative history that the taxes or fees therein levied, assessed or imposed are in lieu of or a substitute for the whole or any part of the taxes then levied, assessed or imposed on real estate and the improvements thereon, or there shall be levied, assessed and imposed (a) a tax, wholly or partially as a capital levy or otherwise, on the rents received therefrom, (b) a tax measured by or based in whole or in part upon the Premises and imposed upon Landlord, or (c) a tax or license fee measured by the rent payable to Landlord hereunder, then to the extent that Landlord shall be required to pay any such tax which is attributable to the Premises, Tenant shall pay and discharge the amount thereof related to the Premises.

               All of the items specified in clauses (i), (ii) and (iii) of the preceding sentence are hereinafter collectively referred to as "Taxes".

     (b) Notwithstanding the provisions of the previous paragraph of this Article, the term "Taxes" and the obligation of Tenant to pay Taxes, shall not include any municipal, state or federal taxes assessed against inheritance, or transfer taxes upon Landlord, or any franchise, taxes imposed upon any corporation, or any net income, net profits or net revenue tax, assessment or charge imposed upon the net rent received by Landlord under this Lease.

     (c) All Taxes that become payable for the first and last tax years during the term shall be apportioned between Landlord and the Tenant in such a manner that Tenant shall only be obligated to pay Taxes applicable to the term. In the initial year of the Lease Tenant shall be responsible for all taxes relating to the period from and after the execution of this Lease.

     (d) If any holder of Mortgage on the Premises requires monthly escrow of Taxes, Tenant shall make such payments on behalf of Landlord to such mortgage holder upon notice of its address and shall receive a credit for amounts paid to such mortgage holder against amount due under Section 3.02(a).

                                   ARTICLE 1V
                      IMPROVEMENTS, REPAIRS AND ALTERATIONS
                      -------------------------------------

Section 4.01 Tenant's Work.

     Landlord shall not be responsible for any improvements to the Premises. Tenant takes the Premises in "AS IS" condition. Tenant, at its own cost and expense, shall be responsible for all improvements necessary to prepare the Premises to open for its Permitted Use including, without limitation, trade fixtures, furnishing and equipment, connection and submetering of all utilities to the space including without limitation water, as well as any improvements Tenant is otherwise authorized to make during the term of the Lease (collectively "Tenant's Work"). All Tenant's Work shall be diligently performed in a good and workmanlike fashion. Before any such improvements are made, Tenant shall submit its plans, drawings, specifications, the name of its general contractor together with its insurance coverage for Landlord's approval which shall not be unreasonably withheld. Tenant shall be responsible for the reasonable cost of professionals retained by Landlord to review said plans, drawings and specifications. Landlord shall not mark up the cost of said review by professionals and the cost of such review shall not exceed $2,500.00. Tenant may not do any work, as part of Tenant's Work which requires permits without Landlord's approval. If Tenant's Work is not completed as required herein, subject to Notice and Cure provisions as provided herein, Landlord may enter upon the Premises and do what is required to complete Tenant's Work, including without limitation, proceeding with Tenant's contracts, contractors and equipment. Landlord shall have no liability to Tenant for any loss or damage resulting from such action and Tenant shall pay to Landlord upon demand any expense incurred in taking such action. Any work done by Landlord in the Premises on the Tenant's behalf shall upon Landlord's request, be paid for by the Tenant in advance.

Section 4.02 Plan for Tenant Work Schedule

     Within thirty (30) days after the Effective Date, Tenant, at Tenant's sole cost and expense shall cause to be prepared and delivered to Landlord for Landlord's approval three (3) copies of detailed plans of the interior of the Premises showing all improvements Tenant intends to make. The Landlord shall promptly notify the Tenant of the respects, if any, in which the plans are disapproved and Landlord will mark its comments thereon. Tenant shall, within twenty (20) days after Landlord's request, at its sole cost and expense, make the revisions necessary to incorporate Landlords's comments and deliver the revised plans to Landlord for Landlord's approval. The Landlord's approval shall be evidenced by the Landlord causing one (1) set of the plans to be initialed on its behalf and returned to Tenant. After the Landlord has approved the plans, then, within twenty (20) days thereafter, at the Tenant's sole cost and expense, Tenant shall cause to be prepared and delivered to Landlord, four (4) sets of working drawings and specifications (the "working drawings") prepared by a registered and licensed architect approved by the Landlord indicating the specific requirements of Tenant's space. The Landlord shall promptly notify Tenant of the respects, if any, in which the working drawings fail to conform to the approved preliminary plans or are otherwise unacceptable and Tenant shall promptly make any revisions necessary to correct such matters and obtain Landlord's approval. The Landlord's approval shall be evidenced by the Landlord causing one (1) set of the working drawings to be initialed on its behalf and returned to Tenant.

     After Landlord's approval of the working drawings, no material changes shall be made therein except with the prior written consent of Landlord. All construction work necessitated by any change shall be performed at the expense of Tenant. As part of the consideration to induce Landlord to enter into this Lease but not a requirement of Landlord or Tenant under this Lease, Tenant covenants and represents that Tenant's Work for base building which includes interior and exterior improvements, electrical, mechanical and plumbing work exclusive of trade fixtures, equipment, millwork and signage (the base building work excluding the items set out being sometimes referred to herein as the "Building Improvements") shall be not less than $300,000 which shall be free of all liens and third party financing which relates to or can attach to the Premises. Other then trade fixtures, all Building Improvements and other improvements placed in the Premises shall upon installation belong to Landlord. Tenant shall provide Landlord with evidence of such expenditures and that the Building Improvements have been fully paid for. For purposes of this section material shall be defined as any change which requires approval of the building department, decreases of the cost of the work to be performed or changes the dimension or esthetics of the premises.

Tenant's general contractor shall be subject to Landlord's approval and shall provide a completion bond for all work to be performed.

Contemporaneous with the execution of this Lease, Landlord, Tenant and Advance Homestead Title, Inc. shall enter into an Escrow Agreement in the form attached hereto as Exhibit "B" and Tenant shall contemporaneously fund such Escrow.

A default under the Escrow Agreement shall be a default hereunder, pursuant to the terms of the Escrow Agreement Landlord will make a contribution to the cost of Tenants's work. Tenant agrees that if Tenant defaults in its obligations under this Lease, that in addition to any other damages provided for herein the amount of Landlord's contribution shall be paid to Tenant.

Section 4.03 Landlord's Duty to Repair.

     None. Landlord shall not be responsible to keep or maintain any portion of the Premises. It is the intention of the parties that Tenant shall have full and complete responsibility for maintenance and repair of the Premises. Landlord shall not be called upon to make any other improvements or repairs of any kind upon the Premises and appurtenances.

Section 4.04 Tenant's Duty to Repair.

     Tenant shall keep and maintain in good order, condition and repair (including any such replacement and restoration as is required for that purpose) the Premises and every part thereof and any and all appurtenances thereto wherever located ("Repairs"), including, without limitation, the roof, structure and HVAC system and any sidewalks, parking areas, curbs and access ways upon or adjoining the premises, and keep them in good condition and repair and in compliance with all of the terms and provisions of all laws and any recorded agreements, and promptly at Tenant's own cost and expense make all repairs necessary to maintain such good condition, repair and compliance, whether such repairs be interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen. The term "repairs" shall include replacements and renewals when necessary to maintain the Premises in as good condition and repair as of the date of completion of Tenant's Work and in compliance with all laws and recorded agreement, and all such repairs made by Tenant shall be of good quality and usefulness equal or greater than existing equipment when installed. Tenant shall keep and maintain all portions of the Premises in a commercially reasonable manner, in a clean and orderly condition, free of accumulation of dirt, rubbish, snow, ice and water.

Section 4.05 Alterations.

     Other than Repairs, Tenant's Work and the installation of unattached trade fixtures and furniture, Tenant shall not make any alteration of, or addition or improvement (collectively "Alterations") to the Premises without obtaining the Landlord's prior written consent.

Section 4.06 Mechanic's Liens.

     All Alterations, Repairs, and Tenant's Work (hereinafter collectively "Improvements") shall become the property of the Landlord upon installation and shall not be removed by Tenant unless otherwise required to do so.

     No Improvements performed by Tenant pursuant to this Lease, shall be deemed to be required by or for the immediate use and benefit of Landlord. No Notice of Commencement, mechanic's or other lien shall be allowed against the estate of Landlord by reason of any consent given by Landlord to Tenant to make any Improvements. Tenant shall pay promptly all persons furnishing labor or materials with respect to any Improvements. In the event any Notice of Commencement, mechanic's or other lien shall at any time be filed against any portion of the Premises by reason of work, labor, services or materials performed or furnished, or alleged to have been performed or furnished, to Tenant or to anyone holding the Premises through or under Tenant, Tenant shall immediately cause the same to be discharged of record or bonded to the satisfaction of Landlord. If Tenant shall fail to cause such lien to be discharged or bonded immediately after being notified of the filing thereof, then, in addition to any other right or remedy of Landlord, Landlord may bond or discharge the same by paying the amount claimed to be due, and the amount so paid by Landlord including reasonable attorney's fees incurred by Landlord either in defending against such lien or in procuring the bonding or discharge of such lien, together with interest thereon, shall be due and payable by Tenant to Landlord.

                                    ARTICLE V
                          CONDUCT OF BUSINESS BY TENANT
                          -----------------------------

Section 5.01 Operations.

     Tenant shall conduct its business at all times in a first class and business like manner. The Premises shall be used and occupied by Tenant solely for the Permitted Use and for no other use. Tenant will conduct its business under Tenant's Trade Name and no other name. Landlord acknowledges Tenant does business under multiple fictitious names and consents to the use of such names provided Tenant remains unchanged and Landlord is notified in advance of such names. Landlord acknowledges Tenant has advised Landlord of its use of the following names: Banner Barn, IMEA.

     Tenant shall not violate and shall comply with all laws, ordinances, rules and regulations of all governmental authorities having jurisdiction over the Premises, and with such standards established and recommendations, made from time-to-time or requirements of all carriers of insurance on the Premises and any Board of Underwriters, Rating Bureau or similar body standards which are applicable to the Premises or the use and occupancy thereof by Tenant. Tenant will not allow the Premises to be used for any illegal or immoral purpose.
Tenant shall, at Tenant's sole cost and expense, make all changes to the Premises which are or hereafter may be required in order to comply with the foregoing. Tenant shall employ, at Tenant's sole cost and expense, such pest extermination at such times as is necessary to keep the Premises free from pests and vermin. Tenant shall not commit or suffer to be committed any waste upon the Premises. Tenant shall not allow or permit any occurrence which constitutes a nuisance, or otherwise interferes with the safety, comfort or convenience of Landlord, or anyone lawfully using the Premises. Tenant shall have no claim against Landlord for any damages nor shall any of Tenant's obligations hereunder be affected should the use and occupancy of the Premises for the Permitted Use be prohibited or impaired by reason of act of any governmental authority.

Section 5.02 Utilities.

     Tenant shall be solely responsible for all utilities used or consumed in the Premises.

Section 5.03 Increased Cost of Insurance.

     Tenant will not use or occupy the Premises or do or permit anything to be done which will violate the provisions of any casualty, liability or other insurance carried by Landlord or will prevent Landlord from obtaining such insurance with carriers acceptable to Landlord. If Tenant shall use or occupy the Premises or do or permit anything to be done which increases the cost, of any casualty, liability or other insurance coverage carried by Landlord, the Tenant shall pay the cost of any such increase in premiums on demand.

Section 5.04 Signs.

     All signs shall comply with applicable ordinances or other governmental restrictions. The determination of such governmental restrictions and the prompt compliance therewith shall be the responsibility of the Tenant. All signs of Tenant shall be in good taste and shall conform to the standards of design motif, decor and all other criteria from time-to-time established by Landlord for the Premises.

Section 5.05 Surrender.

     On the Lease Expiration Date, Tenant shall surrender all keys to the Premises to Landlord and shall deliver the Premises clean and neat and in the same condition and repair which they are required to be kept by Tenant throughout the term hereof, except to the extent Tenant is required by Landlord or is permitted to and does elect to remove any Improvements. Prior to the expiration of the lease term, Tenant shall remove all its trade fixtures from the Premises and repair any damage to the Premises caused by removal of trade fixtures or Improvements required or permitted to be removed hereunder. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the lease term. Any items remaining in the Premises on the Lease Expiration Date shall be deemed abandoned for all purposes and shall become the property of Landlord and the latter may dispose of the same without liability of any type or nature.

                                   ARTICLE VI
                          INDEMNIFICATION AND INSURANCE
                          -----------------------------

Section 6.01 Indemnification.

     Tenant indemnifies Landlord and saves Landlord harmless from and against any and all claims, actions, damages, liability and expense (including but not limited to attorneys' fees and disbursements) in connection with the loss of life, personal injury or damage to property or business arising from, related to, or in connection with the occupancy or use of the Premises.

Section 6.02 Landlord Not Responsible for Acts of Others.

     Landlord shall not be responsible or liable to Tenant, or to those claiming by, through or under Tenant, for any loss or damage which may be occasioned by or through the acts or omissions of persons occupying or using any other part of the Premises, or otherwise, or for any loss or damage resulting to Tenant, or those claiming by, through or under Tenant, or its or heir property, from any defect in the construction or maintenance of the Premises, the Premises or any utility line serving the Premises. To the maximum extent permitted by law, Tenant agrees to use and occupy the Premises, at Tenant's own risk.

Section 6.03 Required Insurance.

     (a) At all times after the execution of this Lease, Tenant shall carry and maintain at Tenant's sole cost and expense:

          (i) Comprehensive public liability insurance with respect to the Premises and the sidewalks immediately adjacent thereto with minimum limits of Two Million Dollars ($2,000,000) on account of personal injuries to or death per occurrence; and comprehensive property damage insurance with minimum limits of Two Million Dollars ($2,000,000) per occurrence.

          (ii) Fire insurance, with such extended coverage endorsements including but not limited to, vandalism, malicious mischief, sprinkler leakage, water damage, plate and other glass coverage, and other endorsements as Landlord may from time-to-time reasonably require, covering all of Tenant's stock in trade
               Improvements  and Signs to the  extent  of at least  one  hundred
               percent  (100%)  of  their   replacement   cost.

          (iii) Business Interruption Insurance for not less then one (1) year.

          (iv) If and to the extent required by law, workmen's compensation or similar insurance in form and amounts required by law.

          (v) From the inception of any construction, the Tenant will cause "builder's risk" insurance policies to be written, in compliance with the provisions of this Article

          (vi) Flood insurance if required.

Landlord may increase amount or type of insurance to amounts or types generally required by Landlord's of similar tenant's in the area.

     (b) The company or companies writing any insurance which Tenant is required to carry and maintain as well as the form of such insurance shall at all times be subject to Landlord's insurance requirements and to Landlord's approval. Any such company or companies shall be licensed to do business where the Premises is located. Such insurance shall name Landlord and/or its designee as additional insured and contain a provision by which the insurer agrees that such policy shall not be canceled except after thirty (30) day's written notice to the additional insured(s). Promptly upon commencement of Tenant's obligation to procure the same, Tenant shall deposit with Landlord evidence that the insurance required to be maintained by Tenant hereunder is in full force and effect. If Tenant shall fail to perform any of its obligations with regard to obtaining or evidencing its obtaining insurance, Landlord may immediately perform the same and the cost of same shall be payable upon Landlord's demand.

Section 6.04 No Concurrent Insurance.

     Tenant shall not take out separate insurance on the Premises concurrent in form or contributing, in the event of loss, with that required to be furnished by Tenant, or increase the amounts of any existing insurance by securing an additional policy or additional policies without naming Landlord and all other persons and entities then required to be named as additional insured pursuant hereto as additional insured parties thereunder.

Section 6.05 Waiver of Subrogation.

     Each party agrees that, in the event that the contents of the Premises or any other property of either party shall be damaged or destroyed by fire or other insured casualty, the rights, if any, of one party, against the other party or its principals, agents, servants or employees with respect to such damage or destruction are waived; and that, if available, all policies of fire and/or extended coverage or other insurance covering the property of each party, shall contain a clause or endorsement providing in substance that the insurance shall not be prejudiced if the insured have waived right or recovery from any person or persons prior to the time of loss or damage, if any.

                                   ARTICLE VII
                             EMINENT DOMAIN/CASUALTY
                             -----------------------

Section 7.01 Eminent Domain

     (a)(i) In the event of a taking by any public or quasi-public authority under the power of eminent domain, condemnation or expropriation or in the event of a conveyance in lieu thereof (which events are herein collectively referred to as a "Taking") of the whole or substantially all of the Premises, then this Lease shall terminate as of the date of such Taking or such earlier date as Landlord notifies Tenant. Landlord shall be entitled to receive all compensation from any such authority.

          A. In the event of a Taking of less than substantially all of the Premises this Lease shall continue in full force and effect without limitation or abatement except as specifically provided herein.

     (ii) In the event less than substantially all of the Premises but more then twenty percent (20%) or more of the parking or the building on the Premises shall be taken by public authority under the power of eminent domain, Landlord or Tenant shall have the option to terminate this Lease by written notice within fifteen (15) days of such taking.

          B. In the event of a partial taking of less then twenty percent (20%) of the parking or the building on the Premises, or any other taking where this Lease is not terminated, this Lease shall continue in effect as to the remainder of the Premises, and if the actual space within the building on the Premises is decreased, then the monthly rental shall be proportionately decreased.

     (b) Tenant hereby irrevocably assigns to Landlord any award, compensation to which Tenant may become entitled by reason of Tenant's interest in the Premises if the use, occupancy or title of the Premises or any part thereof, is taken, requisitioned or sold in, by or on account of any actual or threatened eminent domain proceeding or other action by any person or entity having the power of eminent domain ("Condemnation")

All awards, compensations on account of any Condemnation are herein collectively called "Compensation" Landlord may appear in any such proceeding or action to negotiate, prosecute and adjust any claim for any compensation and Landlord shall collect any such Compensation. Tenant shall not be entitled to participate in any such proceeding, action, negotiation, prosecution or adjustment. Notwithstanding anything to the contrary contained in this Section 7.01, if permissible under applicable law, any separate compensation made to Tenant for its moving and relocation expenses, anticipated loss of business profits, loss of goodwill or equipment and other severable property paid for by Tenant and which are not part of the Premises, shall be paid directly to and shall be retained by Tenant if and to the extent such separate compensation shall not reduce the Compensation otherwise payable to Landlord pursuant hereto. All Compensation shall be applied pursuant to this Section 7.01, and all such Compensation (less the expense of collecting such Compensation) is herein called the "Net Proceeds." All Compensation received by Landlord or Tenant shall be deposited with Landlord.

Section 7.02 Casualty

     If the Premises or any portion thereof shall be damaged or destroyed by fire or other casualty, then Tenant shall promptly give notice thereof to Landlord; and, except as hereinafter otherwise provided, Tenant shall, within a reasonable time thereafter, repair or restore the Premises to substantially the same condition they were in prior to the casualty, and there shall be no abatement of rent. It is agreed and understood that if during the last year of the term of this Lease the Premises shall be damaged or destroyed as aforesaid to the extent of twenty (20%) percent or more of its insurable value, Landlord or Tenant, at either party's election, may terminate this Lease by notice to the other party within thirty (30) days after such damage or destruction. In the event of any termination of the term of this Lease pursuant to the provisions of this Section, Tenant shall assign all applicable insurance proceeds to Landlord and remit to Landlord the amount of any shortfall between insurance proceeds and cost of reconstructing the Premises, including without limitation, any deductibles. The termination shall become effective on the fifteenth day after the giving of the notice of termination. Landlord's approval is required for all plans, specifications, contractor and schedule of construction. Such approval not to be unreasonably withheld.

                                  ARTICLE VIII
                           ASSIGNMENTS AND SUBLETTING
                           --------------------------

Section 8.01 Landlord's Consent Required

     Tenant will not voluntarily, involuntarily, by operation of law or otherwise assign, sublet, license, mortgage or otherwise transfer this Lease in whole or in part, or permit the Premises or any part thereof to be used or occupied by others without first obtaining the consent of Landlord, such consent shall not be unreasonably withheld, provided it may be a condition of Landlord's approval of any assignment, sublet, license, mortgage or other transfer that Landlord be reimbursed for Landlord's contribution to Tenant improvements in the amount of $150,000. Tenant acknowledges it shall be reasonable for Landlord to require financial confirmation of any prospective assignee, sublessee, licensee or other transferee and to require the guaranty of the principals of such organization.

     Consent by Landlord to any assignment or subletting shall not constitute a waiver of the requirement for such consent to any subsequent assignment or subletting. No consent by Landlord to an assignment shall release Tenant from its obligations under this Lease, except as specifically provided herein.

Section 8.02 Transfer of Ownership of Tenant.

     If Tenant is a corporation limited liability company or a partnership and if at any time after execution of this Lease any part or all of any interest in Tenant shall be transferred by sale, assignment, bequest, inheritance, operation of law or other disposition (including a transfer to or by a receiver or trustee in Federal or State bankruptcy, insolvency, or other proceedings), so as to result in a change in the control of Tenant, shall constitute an assignment of this Lease for all purposes. Tenant shall provide a current list of beneficial owners of Tenant and the percentage ownership of each beneficial owner as of the Lease Commencement Date and as subsequently requested by Landlord.

Section 8.03 Acceptance of Rent from Transferee.

     The acceptance by Landlord of the payment of Rent following any assignment or other transfer prohibited by this Article shall not be deemed to be a consent by Landlord to any such assignment or other transfer nor shall the same be deemed to be a waiver of any right or remedy of Landlord hereunder.

Section 8.04 Assignments of Rights.

     As security for the obligations of Tenant under this Lease, Tenant does hereby assign, transfer and set over unto Landlord all of the rights, title and interest of Tenant in and to any sublease by Tenant. Neither an assignment by Tenant nor an agreement by Landlord to accept any subtenant as a tenant of Landlord in the event of a termination of this Lease nor in any manner as a waiver by Landlord of the provisions and limitations or to constitute an agreement by Landlord to perform any of the obligations of Tenant under any sublease of the Premises. Tenant shall indemnify, defend, save and hold Landlord harmless of and from any and all loss, cost, expense or liability pursuant to any sublease. Until the occurrence of default by Tenant under this Lease, Tenant may continue to collect the rent and other sums payable under the sublease(s) assigned hereby; but from and after the occurrence of an event of default all such rent and other sums shall be paid to Landlord and applied by Landlord on account of rent and other sums due by Tenant to Landlord pursuant to this and shall be (and may be) relied upon by the subtenant in making payments to Landlord. No subtenant shall be liable to Tenant for any payment made by the subtenant to Landlord pursuant to the paragraph. No sublease shall be valid or effective unless it shall expressly restate therein the provisions of this paragraph.

                                   ARTICLE IX
                           ESTOPPEL AND SUBORDINATION
                           --------------------------

Section 9.01 Execution of Estoppel Certificate.

     Tenant shall, at any time, and from time-to-time, within five (5) days after written request by Landlord, execute, acknowledge and deliver to Landlord a written instrument in recordable form: (i) ratifying this Lease; (ii) confirming the Commencement Date and the expiration date of the term hereof;
(iii) certifying that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended, except by such writings as shall be stated therein and attached thereto; (iv) certifying that to the best knowledge of the signer of such certificate, all conditions and agreements in this Lease to be satisfied or performed by Landlord have been satisfied and performed (except as shall be stated) and certifying that Landlord is not in default under this Lease and that there are no defenses or offsets against the enforcement of this Lease by Landlord (or stating the defaults and/or defenses claimed by Tenant); (v) certifying the amount of security deposit, advance rent, if any, paid by Tenant and the date to which rent has been paid and (vi) any other information which Landlord shall require. Tenant agrees that any such statement may be relied upon by any prospective purchaser of the Premises or any interest therein or any Mortgagee or prospective Mortgagee of the Premises of any interest therein or any assignee of Landlord's interest in this Lease or any part thereof.

Section 9.02 Subordination.

     Tenant hereby subordinates all of its right, title and interest in and under this Lease to the lien of any mortgage or mortgages, or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the real estate and/or buildings of which the Premises is a part or against any buildings hereafter placed upon said real estate of which the Premises is a part. Any Lender of Landlord may elect to subordinate its loan to this Lease. Landlord agrees to obtain a subordination nondisturbance agreement from any future Lender in such Lender's standard form.

Section 9.03 Attornment.

     Tenant shall, in the event any proceedings are brought for the foreclosure of or in the event of exercise of the power of sale under any mortgage made by Landlord covering the Premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

                                    ARTICLE X
                            TENANT DEFAULTS, REMEDIES
                            -------------------------
Section 10.01 Default.

     In the event the Premises becomes deserted, or stands vacant, or if Tenant defaults, in the payment of rent or in the performance of any covenant, agreement, obligation, or in the event the Tenant or any Guarantor shall become insolvent, or file a petition in voluntary bankruptcy, or have an involuntary petition in bankruptcy filed against it, Landlord may at Landlord's option and without notice to Tenant, which is hereby expressly waived, immediately or at any time thereafter exercise the remedies set out herein or available at law or in equity.

Section 10.02 Remedies.

Following the occurrence of a default hereunder Landlord may:

     A. Declare this lease terminated and this Lease shall expire as fully and completely as if that day were the date herein originally fixed for the expiration of the term and Tenant shall quit and surrender the Premises to Landlord, but Tenant shall nevertheless continue to remain liable hereunder.

     B. Accelerate all or any of the Rent due for the unexpired balance of the term of this Lease.

     C. Re-enter the Premises and remove all persons and all or any property therefore by any suitable action or proceedings at law or in equity, or by force or otherwise, without being liable for any prosecution therefor or damages therefrom, and repossess and enjoy the Premises, together with all additions, alterations and improvements. Such re-entry shall not relieve Tenant from the obligation to make the rental payments required by this Lease at the time and in the manner provided herein. Upon such re-entry Landlord may acting in good faith, but shall not be required to, repair, remodel and/or change the character of the Premises as Landlord may see fit, and/or at any time relet the Premises in whole or in part, as the agent of Tenant, or otherwise, in the name of Landlord or of Tenant, as Landlord shall see fit, and Landlord may receive the rents therefor, applying the same first to the payment of such reasonable expenses as Landlord may have incurred in entering, dispossessing, reletting, repairing or altering the Premises and then to the fulfillment of the covenants of Tenant herein, including but not limited to, the rental payments required hereunder, retaining any balances until the date the term of this Lease would otherwise have expired as security for the payment of all obligations of Tenant which may arise and be unpaid during such period. If Landlord, after such re-entry shall be unable to obtain sufficient rent from the Premises to pay the amount of expenses herein above specified in addition to the payment of the rent required hereunder, and fulfillment of the covenants of Tenant herein, Tenant shall pay to Landlord such difference at the end of each month during the remainder of the term. In attempting to relet the Premises, Landlord shall acting reasonably be the sole judge as to whether or not a proposed tenant is suitable and acceptable.

     D. Cure the default at Tenant's cost and expense.

Landlord shall not, by receiving partial payments of rent in arrears, be deemed to have waived any rights herein for non-payment of rent, or for any other default on the part of Tenant. In addition to all of the remedies granted Landlord in this respect, Landlord shall also have the right to invoke any remedy allowed at law or equity to enforce Landlord's rights hereunder or any of them, as if re-entry and other remedies were not herein provided for.

Tenant specifically waives its right to assert any counter claims in any action brought by Landlord for eviction, such waiver shall not limit or preclude Tenants ability to assert such rights in a separate action. All remedies available to the Landlord hereunder and at law are and shall be non exclusive and cumulative.

Section 10.03 Notice to Tenant.

     Notwithstanding anything herein above stated, Landlord agrees that Landlord will not exercise any right or remedy provided for in this Lease or allowed by law because of any default of Tenant, unless Landlord shall have first given written notice thereof to Tenant and Tenant, within a period of five (5) days thereafter shall have failed to pay the sum or sums due if the default consists of the failure to pay money, or if the default consists of something other than the failure to pay, Tenant shall have failed within ten (10) days thereafter to cure such default, provided, however, that no such notice from Landlord shall be required nor shall Landlord be required to allow any part of the said notice period if Tenant shall have filed a petition in bankruptcy or made an assignment for the benefit of creditors or shall otherwise initiate proceedings for the appointment of a receiver of Tenant's assets, or if a receiver or trustee is appointment for Tenant or the Guarantor and such appointment and such receivership or trusteeship is not terminated within thirty (30) days and provided further that Landlord shall not be required to give any notice with regard to a default of the same character called for by this Section 10.03 more than two (2) times in any twelve (12) month period.

If the performance of any covenant, agreement, obligation or undertaking (exclusive of payment or monetary obligations of Lessee hereunder) required hereunder is delayed, hindered or prevented by reason of strikes, lock-outs, labor troubles, wars, civil commotions, Acts of God, governmental restrictions or regulations or interferences, fires or other casualty, or any circumstances beyond the control of the party obligated or permitted under the terms hereof to do or perform the same, the performance of such covenant, agreement, obligation or undertaking shall be excused and extended and shall not be an Event of Default for the period of such delay, hindrance or prevention.

                                   ARTICLE XI
                                  MISCELLANEOUS
                                  -------------

Section 11.01 Landlord's Right of Entry.

     Landlord reserves the right at all reasonable times during the term of this Lease for Landlord or Landlord's agents to enter the Premises for the purpose of inspecting and examining the same, and to show the same to prospective purchasers or tenants, and to make such repairs, alterations, improvements or additions as Landlord may deem reasonably necessary. During the one hundred twenty (120) days prior to the expiration of the term of this Lease or any renewal term, Landlord may exhibit the Premises to prospective tenants or purchasers, and place upon the Premises the usual notices advertising the Premises for sale or lease, as the case may be, which notices Tenant shall permit to remain thereon without molestation.

Section 11.02 Landlord's Exculpatory Clause.

     It is specifically understood and agreed that there shall be no personal liability of Landlord in respect to any of the covenants, conditions, or provisions of this lease. In the event of a breach or default by Landlord of any of its obligations under this lease, Tenant shall look solely to any right of offset allowed by law against any amounts due hereunder or to the equity of the Landlord in the Premises for the satisfaction of Tenant's remedies, it being understood and agreed that the exculpation of Landlord (and its successors and assigns) shall be absolute.

     In the event of any transfer or transfers of Landlord's interest in the Premises, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of the Landlord accruing from and after the date of such transfer.

Section 11.03 Landlord's Defaults.

     Landlord shall in no event be in default in the performance of any of its obligations in this Lease contained unless and until Landlord or the holder of any mortgage on the Premises shall have failed to commence to perform such obligation within thirty (30) days after notice by Tenant to Landlord and to such mortgagee properly specifying wherein Landlord has failed to perform any such obligation or shall have failed to proceed thereafter with reasonable diligence to complete such performance.

Section 11.04 Landlord's Covenant.

     Upon payment by Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly enjoy the Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under the Landlord, subject, nevertheless, to the terms and conditions of this Lease, and any mortgages to which this Lease is subordinate.

Section 11.05 Rules and Regulations.

     Tenant agrees to comply with and observe all written rules and regulations established by Landlord from time to time which are constant with rules and regulations promulgated by the Landlord for similar properties. Landlord shall provide Tenant with copies of any new rules and regulations, or modifications to the same, at least thirty (30) days prior to the effective date of such rules and regulations. Tenant's failure to keep and observe said rules and regulations shall constitute a breach of the terms of this Lease in the manner as if the same were contained herein as covenants.

Section 11.06 Notices.

     Any notice, demand, request or other instrument which may be or is required to be given under this Lease shall be given by United States certified mail, return receipt requested, postage prepaid or by overnight courier service which provides receipt upon delivery and shall be addressed (a) if to Landlord, at its principal place of business or at such other address as Landlord may designate by written notice, from time to time, and (b) if Tenant at the Premises or at such other address as Tenant shall designate by written notice, from time to time. All notices shall be deemed given when deposited, properly addressed, in the United State mail, as herein provided, regardless of whether such notice is undelivered or the addressee should refuse to accept delivery thereof for any reason. Notice provided by any other means shall be effective upon delivery to the address set out above.

Section 11.07 Recording.

     Tenant shall not record this Lease without the written consent of Landlord.

Section 11.08 Furnishing of Financial Statements.

     Upon Landlord's written request, in order to aid Landlord in the sale, financing or refinancing the Premises, Tenant shall promptly furnish Landlord, within thirty (30) days of request from Landlord, financial statements reflecting the financial condition of Tenant and any guarantors.

Section 11.09 Accord and Satisfaction.

     No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated or any other amount required to be paid under this Lease shall be deemed to be other than on account of the amount payable by the Tenant, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction and Landlord shall accept such check or payment without prejudice to Landlord's right to recover the balance of the amount due or pursue any other remedy in this Lease provided.

Section 11.10 Laws to Govern.

     This Lease shall be governed by, and construed in accordance with, the laws of Florida. If any provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby and each provision of the Lease shall be valid and enforceable to the fullest extent permitted by the law.

Section 11.11 Successors.

     All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, administrators, successors and assigns of the said parties; and if there shall be more than one Tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall inure to the benefits of any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing as provided in this Lease.

Section 11.12 Time of Essence.

     It is understood and agreed between the Landlord and Tenant that time is of the essence with respect to all terms and provisions of this Lease.

Section 11.13 Waiver of Jury Trial.

     Both Landlord and Tenant agree to and do hereby waive trial by jury in any action, proceeding or counter-claim brought by either of the parties hereto under or in connection with this Lease.

Section 11.14 Entire Lease.

     It is expressly understood and acknowledged by and between the parties hereto that this Lease and the Riders and s attached hereto and forming apart hereof as forth all of the promises, agreements, conditions and understandings between Landlord and Tenant relating to the Premises and the demise, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

Section 11.15 Brokers.

     Each party represents and warrants to the other party that it has had no dealings, negotiations or consultations with respect to the Premises or this transaction with any broker or other intermediary other than the Broker and that no other broker or other intermediary called the Premises to Tenant's attention for lease. In the event that any broker or finder other than the Broker claims to have submitted the Premises or any other space in the Premises to Tenant or for Landlord, to have induced Tenant to lease the Premises or to have taken part in any dealings, negotiations, or consultations with respect to the Premises, the Premises or this transaction, each party shall be responsible for and will indemnify and save harmless the other party from and against any and all costs, fees (including, without limitation, attorney's fees), expenses, liabilities and claims incurred or suffered by the other party as a result thereof.

Section 11.16 Construction.

     It is the intent of the parties hereto that if any term, covenant or condition of this Lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which shall render it valid. Printed parts of this Lease shall be as binding upon the parties hereto as other parts hereof. parts of this Lease which are written or typewritten shall have no grater force or effect than and shall not control parts which are printed, but all parts shall be given equal effect. Tenant declares that Tenant has read and understands all parts of this Lease, including all printed parts hereof.

Section 11.17 Attorneys' Fees

     In the event of any controversy arising under or relating to the interpretation or implementation of this Lease or any breach thereof, the prevailing party shall be entitled to payment for all costs and attorneys' fees (both trial and appellate) incurred in connection therewith.

                                   ARTICLE XII
                ENVIRONMENTAL LAWS AND HAZARDOUS WASTE COMPLIANCE
                -------------------------------------------------

Section 12.01 Compliance.

     Tenant   acknowledges  the  Premises  are  clean  from  any   environmental
contamination at the commencement of the term and that Tenant has had the opportunity to inspect the Premises and obtain any and all environmental inspections Tenant believes are necessary or appropriate.

     Tenant shall strictly comply, at its sole cost and expense, with any and all applicable federal, state and local environmental laws, rules, regulations, permits and orders affecting the Premises and the business operation of Tenant conducted in the Premises, whether now in effect or as may be promulgated hereafter, and as may be amended from time to time (hereinafter referred to as "Environmental Laws"), and Tenant shall obtain and strictly comply with, at its sole cost and expense, all federal, state and local permits and other governmental approvals in connection with Tenant's use and occupancy of the Premises.

Section 12.02 Hazardous Materials.

     Without limiting the generality of Section 12.01, Tenant, at its sole cost and expense, shall strictly comply with any and all applicable Environmental Laws relating to the recycling, reuse, storage, handling, disposal and presence of any "Hazardous Materials" (as hereinafter defined) in or about the Premises. Tenant shall not permit or allow any "Hazardous Materials" in or about the Premises except when necessary in the operation of Tenant's business. As used in this Section, the term "Hazardous Material(s)" shall mean any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "toxic substances," "contaminants" or other pollution under any applicable Environmental Laws. Tenant shall not permit or allow, and shall take all actions necessary to avoid, the occurrence of any spills of Hazardous Materials in or about the Premises. Tenant shall promptly advise Landlord in writing immediately upon becoming aware of:

     (i) the existence of any spills, releases or discharges of Hazardous Materials that occur in or about the Premises, on or away from the Premises as the result of any use of the Premises, and of any existing or threatened violation of this Section;

     (ii) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened by any governmental authority with respect to the Premises from time to time under any applicable Environmental Laws;

     (iii)any and all claims made or threatened by any non governmental party against Tenant or the Premises relating to damage, contribution, costs, recovery, compensation, loss or injury resulting from any Hazardous Materials or any violation of applicable Environmental Laws; and

     (iv) Tenant's discovery of any occurrence or condition on any real property adjoining or in the immediate vicinity of the Premises that could cause the Premises or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the Premises under any Environmental Laws.

Section 12.03 Waste Discharge.

     Without limiting the generality of Section 12.01, at all times during the term of this Lease and any renewals or extension hereof, Tenant, at its sole cost and expense, shall comply with any and all applicable laws, regulations, ordinances, permits and orders regulating the type and quantity of waste that may be discharged into the sanitary sewer system serving the Premises. Tenant agrees to limit its discharges of waste into the sanitary sewer system to "Domestic Waste Water," as such term is defined by Rule 17-6.030(22) of the Florida Administrative Code as amended from time to time, or as the term may be defined by other laws, regulations, ordinances, permits or orders presently in effect or hereafter enacted, as such laws, regulations, ordinances, permits or orders may be amended from time to time. In no event, however, shall Domestic Waste Water be construed to mean or include any "Non-Domestic Waste Water" that has undergone "Pretreatment" as the latter term is defined in Rule 17-6.030(63) of the Florida Administrative Code or as defined by other laws, regulations, ordinances, orders or permits presently in effect or hereafter enacted, as such laws, regulations, ordinances, orders or permits may be amended from time to time.

Section 12.04 Environmental Claims.

     Without Landlord's prior written consent, Tenant shall not enter into any settlement, consent or compromise with respect to any "Environmental Claim(s)", as hereinafter defined, provided, however, the Landlord's prior consent shall not be necessary for Tenant to take any remedial action if order by a court of competent jurisdiction or if the presence of Hazardous Materials at the Premises poses an immediate, significant threat to the health, safety or welfare of any individual otherwise requires an immediate remedial response. As used in this Section, "Environmental Claim(s)" shall mean any claim(s) or cause(s) of action resulting from the failure of Tenant or the Premises to comply with any Environmental law relating to Hazardous Materials, industrial hygiene, or environmental conditions. In any event, Tenant shall promptly notify Landlord of any action so taken.

Section 12.05 Energy Efficiency.

     Tenant is advised that pursuant to Florida Statutes section 553.996, Tenant may have the energy efficiency rating of the building determined.

Section 12.06 Radon Gas.

     Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over a period of time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from the Public Health Unit of the County in which the Premises is located.

                                           LANDLORD:
                                           BERNADETTE CASTRO


                                            /s/ on file
-----------------------                    ---------------------------
                                           By: /s/ on file
-----------------------                    ---------------------------
AS TO LANDLORD                             Its: President
                                           ---------------------------

                                           TENANT:
                                           IMAGICA ENTERTAINMENT, INC.

                                ESCROW AGREEMENT
                                ----------------


     THIS ESCROW AGREEMENT ("Escrow Agreement") is made and entered into between IMAGICA ENTERTAINMENT, INC. ("Tenant") and BERNADETTE CASTRO ("Landlord"). Tenant and Landlord are hereinafter collectively referred to as "Principals" and ADVANCE HOMESTEAD TITLE, INC., is hereinafter referred to as "Escrow Agent".

     Principals desire that Escrow Agent hold certain property as described on EXHIBIT "A" hereto ("Escrowed Property") pursuant to the Escrow Instructions described on EXHIBIT "B" hereto, ("Instructions").

     Escrow Agent has agreed to act as escrow agent for the Escrowed Property on the terms and conditions set forth in the "General Conditions of Escrow" as described in "EXHIBIT C" hereto.

     In consideration of the covenants and agreement herein set forth and other good and lawful consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree that the Escrowed Property shall be held and disbursed in accordance with the Instructions, subject to the General Conditions of Escrow, incorporated herein by reference.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed this -- day of March, 1999.

                                          PRINCIPALS:

                                          LANDLORD:

                                          /s/ Bernadette Castro
                                          ----------------------------
                                          BERNADETTE CASTRO

                                          TENANT:
                                          IMAGICA ENTERTAINMENT, INC.


                                          ----------------------------
                                          By: /s/ Signature on file
                                          ----------------------------
                                          It: President
                                          ----------------------------

                                          ESCROW AGENT:

                                          ADVANCE HOMESTEAD TITLE, INC.

                                          By: /s/ Patti Sweet
                                          ----------------------------
                                          Authorized Agent

                         EXHIBIT "A" TO ESCROW AGREEMENT

                               "ESCROWED PROPERTY"

The sum of Three Hundred Thousand Dollars ($300,000.00), One Hundred Fifty Thousand Dollars ($150,000.00) paid by Tenant to Escrow Agent and One Hundred Fifty Thousand Dollars ($150,000.00), pursuant to Paragraph 4 of that certain Lease by and between the Principals for the premises known as 1420 SW 12th Street, Ocala, Florida. Said Escrowed Property is hereby received by Escrow Agent (subject to clearance) and shall be held in an interest bearing account. Tenant's FEI Number is 59-2762999.

                          EXHIBIT "B" ESCROW AGREEMENT
                          ----------------------------

                                 "INSTRUCTIONS"
                                 --------------

     The following constitutes Instructions to Escrow Agent regarding the folding and disbursement of the Escrowed Property:

     Landlord and Tenant are parties to the certain Lease for the property located on l42O SW. 12th Street, Ocala, Florida, and in accordance with Article 4 of the Lease between Landlord and Tenant, Tenant has agreed to perform certain construction work for the Premises, known as "Tenant's Work," and further, Tenant has covenanted that a certain portion of Tenant's Work for the Base Building, specifically defined as "Building Improvements," shall be at a cost not less than Three Hundred Thousand Dollars ($300,000.00). The parties have agrees that Tenant shall escrow One Hundred Fifty Thousand Dollars ($150,000.00) with Escrow Agent and Landlord will contribute and deposit with Escrow Agent One Hundred Fifty Thousand Dollars ($150,000.00). Tenant estimates and has represented to Landlord that it will spend not less than Three Hundred Thousand Dollars ($300,000.00) for "Building Improvements," as defined in the Lease and the parties agree that the Escrowed Property may be disbursed by Escrow Agent as follows:

     1. Tenant agrees that a request for disbursement of these Escrowed Property shall be only for "Hard Costs" which shall be defined as follows: the actual cost and expense to Tenant for the "Building Improvements" but excluding therefrom all costs and expense of Tenant pertaining to architectural fees, engineering fees, attorney's fees, permit fees and any interest costs of Tenant or penalties or late fees associated with the cost of the "Building Improvements"; "Hard Costs" are specifically deemed to include payments to Tenant's general contractor and its subcontractors, materialmen, and laborers, as pertains to the installation and construction of the "Building Improvements."

     2. Tenant shall submit to Landlord and Escrow Agent a written request for a disbursement of monies as are permitted in accordance with the provisions hereof which request shall specify the party or parties to be paid and the costs of the Work for which the disbursed funds are intended to pay, and each request shall be accompanied by a personal notarized certification ("Certification") of Howard Essenfeld and the general contractor confirming said costs together with estimated budget to complete remaining work.

     3. Upon receipt of such written request and Certification, Escrow Agent shall after confirming the disbursement with Landlord and determining the balance of escrow funds are sufficient to complete the remaining work, make the disbursement either to Tenant or directly to the party to be paid such cost, and Escrow Agent shall have no duty to inquire as to any information set forth in the application ro Certification.

     4. Contemporaneously with each disbursement by Escrow Agent, Tenant shall deliver, or cause to be delivered, to Escrow Agent (with copy to Landlord) an originally executed partial release of lien, executed by the party or parties identified in Tenant's Certification providing the Work for which such disbursement is to be paid as set forth in Tenant's Certification for such disbursement.

     5. Any interest earned on the Escrowed Property shall be disbursed as part of the Escrow.

     6. To the extent any portion of the Escrow is not disbursed by September 30, 1999 any balance of such funds shall be paid to Landlord.

                                   EXHIBIT "C"
                                   -----------

                          GENERAL CONDITIONS OF ESCROW
                          ----------------------------

     Except as specifically modified by written agreement executed by all parties hereto and accepted by Escrow Agent, these General Conditions of Escrow shall apply to this Escrow and the Escrowed Property received hereunder:

     I.   Escrow

          A. Escrow Agent shall not be deemed to have knowledge of any matter or thing unless and until Escrow Agent has actual knowledge or has actually received written notice of such matter or thing and Escrow Agent shall not be charged with any constructive notice whatsoever.

          B. In the event instructions from Principals would require Escrow Agent to expend any monies or incur any cost, Escrow Agent shall be entitled to refrain from taking any action until it received payment for such costs.

          C. Principals acknowledge and agree that nothing in this Escrow Agreement shall prohibit Escrow Agent from (1) serving in a similar capacity on behalf of others or (2) acting in the capacity of attorneys for one or more Principals in connection with any matter.

     II.  Release of Escrowed Property

          A.   Escrow  Agent   agrees  to  release  the  Escrowed   Property  in
               accordance with the terms and conditions set forth in the Instructions, and this Escrow Agreement.

          B. If all or any portion of the Escrowed Property delivered to Escrow Agent is in the form of a check or in any form other than cash, Escrow Agent shall deposit same as required but shall not be liable for the non-payment thereof nor responsible to enforce collection thereof. If such check or other instrument other than cash representing the Escrowed Property is returned to Escrow Agent unpaid, Escrow Agent shall notify the applicable Principals for further instructions.

     III. Liability of Escrow Agent

          It is agreed that the duties of Escrow Agent are purely ministerial in nature and shall be expressly limited to the safekeeping of the Escrowed Property and for the disposition of same in accordance with the Instructions, and this Escrow Agreement. Each Principal hereby indemnifies Escrow Agent and holds it harmless from and against any and all claims, liabilities, damages, costs, penalties, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees, or charges of any character or nature, which it may incur or with which it may be threatened directly or indirectly arising from or in any way connected with this Escrow Agreement or which may result from Escrow Agent's complying with the Instructions, and in connection therewith, indemnifies Escrow Agent arising any and all expenses, including attorneys' fees and the cost of defending any action, suit, or proceeding or resisting any claim, whether or not litigation is instituted. Escrow Agent shall be vested with a lien on all Escrowed Property held hereunder which is deliverable to Principals under the terms of this Escrow Agreement, for indemnification, attorneys' fees, court costs arising from any suit, interpleader or otherwise, or other expenses, fees or charges of any character or nature, which may be incurred by Escrow Agent by reason of disputes arising between Principals and/or any third party as to the correct interpretation of this Escrow Agreement hereunder, or otherwise, with the right of Escrow Agent, regardless of the instructions aforesaid and without the necessity of instituting any action, suit or proceeding, to hold the Escrowed Property until and unless said additional expenses, fees and charges shall be fully paid.

     IV.  Disputes

          A. In the event Escrow Agent is joined as a party to a lawsuit by virtue of the fact that it is holding the Escrowed Property, Escrow Agent shall, at its option, either (1) tender the Escrowed Property to the registry of the appropriate court or (2) disburse the Escrowed Property in accordance with the court's ultimate disposition of the case, and Principals hereby, jointly and severally, indemnify and hold Escrow Agent harmless from and against any damages or losses in connection therewith including, but not limited to, reasonable attorneys; fees and court costs at all trial and appellate levels.

          B. In the event Escrow Agent tenders the Escrowed Property to the registry of the appropriate court and files and action of interpleader naming the Principals and any affected third parties of whom Escrow Agent has received actual notice, Escrow Agent shall be released and relieved from any and all further obligations and liability hereunder or in connection herewith and Principals hereby, jointly and severally, indemnify and hold Escrow Agent harmless from and against any damages or losses arising in connection therewith including, but not limited to, all costs and expenses incurred by Escrow Agent in connection with the filing of such action including, but not limited to, reasonable attorneys' fees and court costs at all trial and appellate levels.

     V.   Term of Agreement

          A. This Escrow Agreement shall remain in effect unless and until it is canceled in any of the following manners:

               1. Upon written notice given by all Principals of cancellation of designation of Escrow Agent to act and serve in said capacity, in which event, cancellation shall take effect no earlier than five (5) days after notice to Escrow Agent of such cancellation; or

               2. Escrow Agent may resign as escrow agent at any time upon giving notice to Principals of its desire to so resign; provided, however, that resignation of Escrow Agent shall take effect no earlier than five (5) days after the giving of notice of resignation; or

               3. Upon compliance with all escrow provisions as set forth in this Escrow Agreement and in the Instructions.

          B. In the event Principals fail to agree to a successor escrow agent within the period described herein above, Escrow Agent shall have the option: i) to deposit all of the Escrowed Property held hereunder into the registry of an appropriate court and request judicial determination of the rights between Principals, by interpleader or other appropriate action, and Principals hereby, jointly and severally, indemnify and hold escrow Agent harmless from and against any damages or losses in connection therewith including, but not limited to, reasonable attorneys' fees and court costs at all trial and appellate levels; or ii) continue to act as Escrow Agent until a successor is appointed. Escrow Agent shall be deemed to have elected to continue to act as Escrow Agent until successor is appointed or money is deposited in the Court Registry.

          C. Upon termination of the duties of Escrow Agent in either manner set forth in subparagraphs 1. and 2. of Paragraph A. of this
               Article V., Escrow Agent shall deliver all of the Escrowed Property to the newly appointed escrow agent designated by the Principals, and, except for rights of Escrow Agent specified in Paragraph A. of Article III. of this Escrow Agreement, Escrow Agent shall not otherwise have the right to withhold Escrowed Property from said newly appointed escrow agent.

          D. Escrow Agent shall not be bound by any modification, cancellation or rescission of this Escrow Agreement unless in writing and signed by all Principals and Escrow Agent. In no event shall any modification of this Escrow Agreement, shall affect the rights or duties of Escrow Agent, be binding on Escrow Agent unless it shall have given is prior written consent.

     VI.  Notices

          All notices, certificates, requests, demands, materials and other communications hereunder shall be in writing and deemed to have been duly given
(1) upon delivery by hand to the appropriate address of each Principal or Escrow Agent as set forth in this Escrow Agreement or in the Documents, if any, or (2) on the third business day after mailing by United States registered or certified mail, return receipt requested, or Federal Express, next day delivery, or similar service, postage prepaid to such address. All notices to the parties shall be addressed to the person hereinafter indicated at the following address:

Tenant:                                  Landlord:
-------                                  ---------
Imagica Entertainment, Inc.              Bernadette Castro
1518 S.W. l2th Avenue                    c/o Austin International
Ocala, FL                                95 Forest Avenue
                                         Locust Valley, NY 11560
With copy to:
William Klein, Esquire                   With copy to:
1900 Main Street                         Lloyd Granet, Esq.
Sarasota, FL 34236                       1900 NW Corporate Blvd., Suite 100W
                                         Boca Raton, FL 33431

                                         Escrow Agent:
                                         Advance Homestead Title, Inc.
                                         1203 S.W. 12th Street
                                         Ocala, FL 34474

     VII. Choice of Law and Venue

     This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Florida. In the event any action, suit or proceeding is instituted as a result of any matter or thing affecting this Escrow Agreement the parties hereto hereby designate Palm Beach County, Florida, as the proper jurisdiction and the venue in which same is to the instituted.

     VIII. Cumulative Rights

     No right, power or remedy conferred upon Principals or Escrow Agent by this Escrow Agreement is exclusive of any other right, power or remedy, but each and every such right, power or remedy shall be cumulative and concurrent and shall be in addition to any other right, power or remedy Principals or Escrow Agent may have under the Escrow Agreement or now or hereafter existing at law, in equity or by statute, and the exercise of one right, power or remedy by Principals or Escrow Agent shall not be construed or considered as a waiver of any other right, power or remedy.

     IX.  Binding Agreement

     This Escrow Agreement shall be binding upon the Principals and Escrow Agent and their respective successors and assigns.

     X.   Escrow Agent Fees

     The fees and costs of Escrow Agent for acting hereunder shall be paid by Tenant.

                                  SCHEDULE "A"
                                  ------------
                                    BASE RENT
                                    ---------

RENTAL COMMENCEMENT DATE                   PER ANNUM                  MONTHLY
------------------------                   ---------                  -------

December 31, 2000                          $ 75,000                   $6,250
January 1, 2001 - December 31, 2003        $ 90,000                   $7,500
January 1, 2004 - December 31, 2004        $100,000                   $8,333.33

January 1, 2005 and each January 1 thereafter CPI increase as provided in the Lease.

The Minimum Rent shall adjust on the first day of the day of the month occurring one year after the Commencement Date, and each year thereafter. The increase shall be determined based on the change in the Consumer Price Index, under "All cities" from the base month and year (December 1998) to current December. The increase shall be not less than a three percent (3%) increase or more than a five percent (5%) per year increase on a cumulative basis from the initial Minimum Rent. In no event shall Minimum Rent paid in any year be reduced in the following year by application of this Article.

                                  EXHIBIT "A"


Commence at the NW corner of Section 19, Township 15 South, Range 22 East, INDUSTRIAL PARK, City of Ocala, Marion County, Florida, thence S.02 degrees 01'30''W. 112.01 feet along the West boundary of said Section 19 to a cross in the brass plate of a found 8 inch octagon concrete monument; thence continuing
S.02 degrees  01'3O''W.  879.17 feet to a 4 X 4 concrete  monument;  thence East
777.09 feet; thence S.00 degrees 30'30''W. 228.43 feet to the Point of Beginning, (1) thence continuing S.00 degrees 30'30''W. 171.57 feet; thence West
382.00 feet; thence N.00 degrees 30'30''E. 171.57 feet; thence East 382.0O feet to the Point of Beginning;
AND
Commence at the NW corner of Section 19, Township 15 South, Range 22 East, thence S.02 degrees 0l'30''W. 112.01 feet to an 8 inch octagonal concrete monument being the NE corner of the airport; thence continue S.02 degrees 01'30''W. 879.17 feet to a 4 X 4 concrete monument; thence East 420.09 feet to a Point of Beginning; thence continue East 357 feet; thence S.00 degrees 30'30''W.
228.43 feet; thence West 382 feet; thence N.0 degrees 30'30''E. 203.43 feet to a point of curve; said curve being concave having a radius of 25 feet; thence continue around said curve to the Point of Beginning.